UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2011

ICOP DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	001-32560	84-1403152
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Registrant’s telephone number, including area code: 913-338-5550
N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On  January 7, 2011, we received a letter from FCC, LLC dba First Growth Capital ("Purchaser") declaring us in default of the solvency, reporting, receivable quality and net worth  covenants in our November 3, 2008 Purchasing Agreement with Purchaser. Purchaser has declared that an Event of Default exists under the Purchasing Agreement. We do not believe we are in payment default under the Purchasing Agreement, nor do we concur that we are in default of a number of the covenants described in the letter.

The Purchasing Agreement is secured by all of our assets, including but not limited our commercial accounts receivable (the "Collateral").

Purchaser has reserved the right to (i) declare all obligations under the Purchasing Agreement (the "Obligations") to be immediately due, payable and performable, and to enforce collection of the Obligations by repossessing the Collateral, and (ii) pursue and enforce any and all other remedies against us as permitted under the Purchasing Agreement and applicable law. The Purchasing Agreement is fully recourse to us.

David C. Owen, our Chairman and CEO, and Laura E. Owen, our President and COO, signed a Validity Guaranty of the Purchasing Agreement. Purchaser has reserved its right to exercise its remedies against Mr. and Ms. Owen under the Validity Guaranty.

As of January 7, 2011, First Growth Capital was owed less than $150,000 under the Purchasing Agreement (equals $202,863.17 when contract cancellation penalties are included) and held a total of $478,530.16 in ICOP Digital, Inc.’s receivables available for collection."

Forward-Looking Statements

     This report contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to material known and unknown risks, uncertainties and contingencies.  These forward-looking statements include information about possible or assumed financial results of our business, financial condition, liquidity, results of operations, plans and objectives, and trading in our stock.  In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate,” and “estimate,” the negative of these words or other comparable words.  These statements are only predictions and expressions of belief.  You should not place undue reliance on these forward-looking statements.  These forward-looking statements are qualified by their terms and/or important factors, many of which are outside our control, and involve a number of risks, uncertainties and contingencies that could cause actual results and events to differ materially from the statements made.  Such factors include, among other things, the risks and uncertainties described in “Forward-Looking Statements” in our annual report on Form 10 K for the year ended December 31, 2009, and our quarterly report on Form 10 Q for the quarter ended September 30, 2010, which are on file with the U.S. Securities and Exchange Commission. Readers are strongly encouraged to consider these factors when evaluating forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 13, 2011	ICOP DIGITAL, INC.

By: /s/ David C. Owen
Name: David C. Owen
Title: Chief Executive Officer